                                                                    Exhibit 99.1

                    List of Joint Filers and Signature Page

Bain Capital Investors, LLC

By:     /s/ Christopher Gordon
        ---------------------------------
Name:   Christopher Gordon
Title:  Managing Director

BAIN CAPITAL FUND XI, L.P.

By:    Bain Capital Partners XI, L.P.,
Its:   General Partner

By:    Bain Capital Investors, LLC,
Its:   General Partner

By:    /s/ Christopher Gordon
       ---------------------------------
Name:  Christopher Gordon
Title: Managing Director

Bain Capital Partners XI, LP

By:    Bain Capital Investors, LLC
Its:   General Partner

By:    /s/ Christopher Gordon
       ---------------------------------
Name:  Christopher Gordon
Title: Managing Director

BCIP ASSOCIATES IV (US), L.P.

By:    Boylston Coinvestors, LLC
Its:   General Partner

By:    /s/ Christopher Gordon
       ---------------------------------
Name:  Christopher Gordon
Title: Authorized Signatory

BCIP ASSOCIATES IV-B (US), L.P.

By:    Boylston Coinvestors, LLC
Its:   General Partner

By:    /s/ Christopher Gordon
       ---------------------------------
Name:  Christopher Gordon
Title: Authorized Signatory

BCIP T ASSOCIATES IV (US), L.P.

By:    Boylston Coinvestors, LLC
Its:   General Partner

By:    /s/ Christopher Gordon
       ---------------------------------
Name:  Christopher Gordon
Title: Authorized Signatory

BCIP T ASSOCIATES IV-B (US), L.P.

By:    Boylston Coinvestors, LLC
Its:   General Partner

By:    /s/ Christopher Gordon
       ---------------------------------
Name:  Christopher Gordon
Title: Authorized Signatory